UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

June 15, 2023

AMERI METRO, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-54546	45-1877342
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2575 Eastern Blvd., Suite 102, York, PA 17402

(Address of principal executive offices)

717-434-0668

 (Registrant's telephone number, including area code)

N/A

(Former Name or former address if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Robert Choiniere resigned as Chief Financial Officer of Ameri Metro Inc. (the “Company”), effective June 12, 2023 in order to take another position within the firm. Mr. Choiniere served as Chief Financial Officer since August 24, 2017. Prior to such resignation, the Company had no disagreements with Mr. Choiniere regarding the reporting or operations of the Company.

Effective June 12, 2023 Mr. Philip M. (“Marty”) Hicks, CPA Emeritus was named Chief Financial Officer of the Company. Mr. Hicks was previously named Inspector General of the Company, on May 16, 2023.

Mr. Hicks, CPA Emeritus, a forensic accountant, has served in the accounting industry for more than 30 years and is a former Deloitte partner. Having extensive SEC regulatory experience, he is also recognized as one of the largest SEC whistleblowers in the United States since inception of the program. As former managing member of HH Financial Solutions, LLC, he co-founded one of the premier boutique CPA firms in the Carolinas, focusing primarily on mergers, acquisitions, structuring, forensics, and government incentive credits. Mr. Hicks started working with the Ameri Metro senior executives in early March of 2023 to develop an elite accounting team to handle the complexity of the Company. The team now consists of himself as Inspector General, and his former firm which includes three very experienced CPAs as partners, two of whom are former Federal Bureau of Investigation forensic accountants, plus high-level staffing. Due to independence rules, Mr. Hicks is no longer a member of his former firm while the firm services Ameri-Metro as its primary client. Mr. Hicks is affiliated with numerous accounting/tax/forensic associations.

9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	None
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 15, 2023

Ameri Metro, Inc.

/s/ Robert Todd Reynold

By:	Robert Todd Reynold
Title:	Chief Risk Officer

EXHIBIT INDEX

Exhibit No.	Document Description

99.1	None
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)